Income tax benefit (expense) - Income tax benefit (expense) (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020		Dec. 31, 2019
Current tax
Current period	$ (206)	$ (575)		$ (1,066)
Changes related to prior years	436	0		0
Total current tax	230	(575)		(1,066)
Deferred tax
Recognition of unused tax losses/(use of tax losses)	201	(1,369)		474
Other	(4)	0		(10)
Total deferred tax	197	(1,369)		464
Total tax benefit/(expense)	$ 427	$ (1,944)	[1]	$ (602)	[1]

[1]	In order to improve the relevancy of the accounting information of the income statement, the Company reclassified certain cost elements without impact on the profit (loss) for the period. These changes have been adopted in 2021 to improve comparability within the sector. They have been applied retrospectively and comparative information has been revised. Please refer to Note 1.6 for further details.